AMENDMENT TO AMENDED AND RESTATED AGENCY AGREEMENT

THIS AMENDMENT (“Amendment”), made as of May 20, 2011 (the “Effective Date”), by and between OLD MUTUAL FUNDS I (“OMF I”), OLD MUTUAL FUNDS II (“OMF II”), OLD MUTUAL FUNDS III (“OMF III”), each a Delaware statutory trust (each a “Trust” and together, the “Trusts”) and DST SYSTEMS, INC., a corporation organized and existing under the laws of the State of Delaware (“DST”), to the Amended and Restated Agency Agreement made as of March 1, 2008, by and between the Trusts and DST (the “Agency Agreement”).

WHEREAS, effective after the close of business May 20, 2011, the Old Mutual Strategic Small Company Fund was renamed the Old Mutual Copper Rock International Small Cap Fund.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Agency Agreement and for other good and sufficient consideration, receipt of which each party hereby acknowledges, DST and the Trusts each hereto agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment but not defined herein shall have the meaning ascribed thereto in the Agency Agreement.

2.	Exhibit A to the Agency Agreement shall be replaced with the Amended Exhibit A attached hereto.

3.	Except as expressly amended and provided herein, all of the terms, conditions and provisions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their respective duly authorized officers, to be effective as of the day and year first written above.

OLD MUTUAL FUNDS I		OLD MUTUAL FUNDS II

By:	/s/ Julian F. Sluyters	By:	/s/ Julian F. Sluyters
Name:	Julian F. Sluyters	Name:	Julian F. Sluyters
Title:	President	Title:	President

OLD MUTUAL FUNDS III		DST SYSTEMS, INC.

By:	/s/ Julian F. Sluyters	By:	/s/ Thomas J. Schmidt
Name:	Julian F. Sluyters	Name:	Thomas J. Schmidt
Title:	Trustee	Title:	Vice President

AMENDED EXHIBIT A
DATED AS OF MAY 20, 2011
TO
DST SYSTEMS, INC.
OLD MUTUAL FUNDS I, II, and III
TRANSFER AGENCY AGREEMENT
DATED MARCH 1, 2008

FUND DETAILS
Class Z Shares	CUSIP	TICKER	TAX ID #

OMF I
Old Mutual Analytic Fund	680029782	ANDEX	232963469
Old Mutual Copper Rock Emerging Growth	680029626	OMZRX	202908053
Old Mutual Asset Allocation Conservative Portfolio	680029667	OMCZX	201250611
Old Mutual Asset Allocation Balanced Portfolio	680029659	OMBZX	201250687
Old Mutual Asset Allocation Moderate Growth Portfolio	680029642	OMMZX	201250736
Old Mutual Asset Allocation Growth Portfolio	680029634	OMGZX	201250766
Old Mutual International Equity Fund	680029691	OMXZX	203743037

OMF II
Old Mutual Analytic U.S. Long/Short Fund	68002Q347	OBDEX	233101388
Old Mutual Cash Reserves Fund	68002Q461	OBCXX	232798368
Old Mutual Copper Rock International Small Cap Fund	68002Q396	OSSCX	232862590
Old Mutual Barrow Hanley Value Fund	68002Q313	OBFOX	233101392
Old Mutual Dwight Intermediate Fixed Income	68002Q271	OBFJX	651195626
Old Mutual Dwight Short Term Fixed Income Fund	68002Q321	OBCPX	233101389
Old Mutual Focused Fund	68002Q354	OBFVX	232988594
Old Mutual Heitman REIT Fund	68002Q297	OBRTX	233101391
Old Mutual Large Cap Growth Fund	68002Q412	OLCPX	232860860
Old Mutual TS&W Mid-Cap Value Fund	68002T499	OTMZX	320194738
Old Mutual TS&W Small Cap Value Fund	68002Q289	OSMVX	651195628

Class A Shares	CUSIP	TICKER	TAX ID #

OMF I
Old Mutual Analytic Fund	680029816	ANAEX	232963469
Old Mutual Copper Rock Emerging Growth	680029840	OMARX	202908053
Old Mutual Asset Allocation Conservative Portfolio	680029105	OMCAX	201250611
Old Mutual Asset Allocation Balanced Portfolio	680029303	OMABX	201250687
Old Mutual Asset Allocation Moderate Growth Portfolio	680029501	OMMAX	201250736
Old Mutual Asset Allocation Growth Portfolio	680029709	OMGAX	201250766
Old Mutual International Equity Fund	680029725	OMXAX	203743037

OMF II
Old Mutual Analytic U.S. Long/Short Fund	68002Q305	OADEX	233101388
Old Mutual Barrow Hanley Value Fund	68002Q206	OAFOX	233101392
Old Mutual Cash Reserves Fund	68002T556	OCAXX	232798368
Old Mutual Copper Rock International Small Cap Fund	68002Q701	OSSAX	232862590
Old Mutual Dwight Intermediate Fixed Income Fund	68002Q800	OAFJX	651195626
Old Mutual Dwight Short Term Fixed Income Fund	68002Q107	OIRAX	233101389
Old Mutual Focused Fund	68002Q818	OAFCX	232988594
Old Mutual Heitman REIT Fund	68002Q792	OARTX	233101391
Old Mutual Large Cap Growth Fund	68002Q842	OLGBX	232860860
Old Mutual TS&W Mid-Cap Value Fund	68002Q263	OTMAX	320194738
Old Mutual TS&W Small Cap Value Fund	68002Q602	OACVX	651195628

Class C Shares	CUSIP	TICKER	TAX ID #

OMF I
Old Mutual Analytic Fund	680029790	ANCEX	232963469
Old Mutual Asset Allocation Conservative Portfolio	680029204	OMCCX	201250611
Old Mutual Asset Allocation Balanced Portfolio	680029402	OMBCX	201250687
Old Mutual Asset Allocation Moderate Growth Portfolio	680029600	OMMCX	201250736
Old Mutual Asset Allocation Growth Portfolio	680029808	OMCGX	201250766

OMF II
Old Mutual Dwight Intermediate Fixed Income	68002Q719	OCIRX	651195626
Old Mutual Dwight Short Term Fixed Income Fund	68002Q784	OIRCX	233101389

Institutional Class Shares	CUSIP	TICKER	TAX ID #

OMF I
Old Mutual Analytic Fund	680029774	ANIEX	232963469
Old Mutual Copper Rock Emerging Growth	680029824	OMIRX	202908053
Old Mutual Asset Allocation Conservative Portfolio	680029857	OMCIX	201250611
Old Mutual Asset Allocation Balanced Portfolio	680029881	OMBLX	201250687
Old Mutual Asset Allocation Moderate Growth Portfolio	680029873	OMMIX	201250736
Old Mutual Asset Allocation Growth Portfolio	680029865	OMGIX	201250766
Old Mutual International Equity Fund	680029683	OMXIX	203743037

OMF II
Old Mutual Analytic U.S. Long/Short Fund	68002T101	OISLX	233101388
Old Mutual Barrow Hanley Core Bond Fund	68002Q198	OCBIX	320213461
Old Mutual Barrow Hanley Value Fund	68002T408	OIBHX	233101392
Old Mutual Cash Reserves Fund	68002T531	OCIXX	232798368
Old Mutual Copper Rock International Small Cap Fund	68002T655	OISSX	232862590
Old Mutual Dwight High Yield Fund	68002Q214	ODHYX	320213464
Old Mutual Dwight Intermediate Fixed Income	68002T580	OIDIX	651195626
Old Mutual Dwight Short Term Fixed Income Fund	68002T630	OIDSX	233101389
Old Mutual Focused Fund	68002T879	OIFCX	232988594
Old Mutual Heitman REIT Fund	68002T820	OIHRX	233101391
Old Mutual Large Cap Growth Fund	68002T754	OILLX	232860860
Old Mutual TS&W Mid-Cap Value Fund	68002Q248	OTMIX	320194738
Old Mutual TS&W Small Cap Value Fund	68002T515	OICVX	651195628
Old Mutual US Government Money Market Fund
Old Mutual US Treasury Money Market Fund